SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.

The following information replaces the disclosure regarding the management of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. and Waddell & Reed Advisors Value Fund, Inc. in the section entitled "The Management of The Funds-- Portfolio Management:"

   Barry M. Ogden is primarily responsible for the management of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. Mr. Ogden has held his Fund responsibilities since January 2002. He is Vice President of WRIMCO and serves as Portfolio Manager for another investment company managed by WRIMCO. Mr. Ogden has served as Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1994.

   Harry M. Flavin and Cynthia P. Prince-Fox are primarily responsible for the management of Waddell & Reed Advisors Value Fund, Inc. Mr. Flavin has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIMCO, Vice President of the Fund, Co-Chief Investment Officer and Director of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO.

   Cynthia P. Prince-Fox has held her Fund responsibilities for Waddell & Reed Advisors Value Fund, Inc. since January 2002. Ms. Prince-Fox is also primarily responsible for the management of Waddell & Reed Advisors Continental Income Fund, Inc. Ms. Prince-Fox has held her Fund responsibilities for Continental Income Fund since February 1993. She is Senior Vice President of WRIMCO, Vice President of Waddell & Reed Advisors Continental Income Fund, Inc. and Vice President of another investment company for which WRIMCO serves as investment manager. Ms. Prince-Fox is also Co-Chief Investment Officer, Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc. From January 1993 to March 1998, Ms. Prince-Fox was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Prince-Fox has served as the portfolio manager for investment companies managed by WRIMCO since January 1993. From 1983 to January 1993 Ms. Prince-Fox served as an investment analyst for WRIMCO and its predecessor.


To be attached to the cover page of the Prospectus of:

     Waddell & Reed Advisors Funds
     Equity, Growth & Income and Asset Allocation Funds
     Dated October 29, 2001

This Supplement is dated January 8, 2002.

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